UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: February 8, 2007

STEELCASE INC.

Michigan	1-13873	38-0819050
(State of incorporation)	(Commission File Number)	(IRS employer identification number)

901 44th Street SE
Grand Rapids, Michigan	49508
(Address of principal executive offices)	(Zip code)
(616) 247-2710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Executive Severance Plan
2007-2 Amendment to the Restoration Retirement Plan
2007-2 Amendment to the Deferred Compensation Plan
2007-1 Amendment to the Management Incentive Plan
2007-1 Amendment to the Incentive Compensation Plan

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Executive Severance Plan
On February 8, 2007, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Steelcase Inc. (the “Company”) approved the adoption of the Steelcase Inc. Executive Severance Plan (the “Severance Plan”). The Severance Plan is intended to help retain qualified employees, maintain a stable work environment and provide economic security to employees of the Company in the event of certain terminations of employment, including terminations following a Change in Control (as defined in the Severance Plan). The Severance Plan is attached hereto as Exhibit 10.1 and is incorporated by reference. The Severance Plan will be effective as of March 1, 2007 and provides as follows.
In the event of a termination of a participant’s employment by the Company other than for cause, the participant would be entitled to severance benefits of: (i) a payment of either two or one times, depending on whether the participant is a Level 1 or Level 2 employee, the sum of base salary and annual bonus at target, (ii) a pro-rata payment of the participant’s target bonus for the year of termination and (iii) a payout of the balance, if any, in the participant’s long-term incentive compensation account under the Steelcase Inc. Management Incentive Plan (the “Management Incentive Plan”). One-third of the payment under (i) above will be paid upon the expiration of the restrictive covenant period of twenty-four months (as described below).
If a participant’s employment is terminated on or within two years following the date of a Change in Control, either in the event of a termination of employment by the Company other than for cause or a resignation by the participant for good reason, a participant would be entitled to severance benefits of: (i) a payment of either three or two times, depending on whether the participant is a Level 1 or Level 2 employee, the sum of base salary and annual bonus at target, (ii) a pro-rata payment of the participant’s target bonus for the year of termination, (iii) a pro-rata payment of the amount equal to the participant’s bonus at target under the long-term component of the Management Incentive Plan, (iv) a payout of the balance, if any, in the participant’s long-term incentive compensation account under the Management Incentive Plan and (v) a pro-rated benefit with certain adjustments under the Steelcase Inc. Executive Supplemental Retirement Plan. In addition, a participant would be entitled to a tax gross-up payment in the event any payments in connection with a Change in Control become subject to excise taxes under the Internal Revenue Code.
Upon a termination of employment, a participant will receive a lump sum payment equal to the amount the participant would have to pay in premiums for eighteen months of health plan coverage under the Consolidated Budget Reconciliation Act of 1985, as amended. Upon a termination of employment, a participant also will receive outplacement assistance for a period up to eighteen months. In addition, upon a termination of employment, a participant will be subject to restrictive covenants for a period of twenty-four months. Severance benefits and Change in Control severance benefits are conditioned on the execution (and non-revocation) of a written release and compliance with certain restrictive covenants.
The Severance Plan also provides that, in the event the Company’s financial results are materially restated, participants may be required to forfeit the right to receive future payments of the severance benefits and/or repay any prior payments determined by the Compensation Committee to have been inappropriately received by participants. In the event the Company’s financial results are restated due to fraud, participants who participated in or are responsible for the fraud causing the need for the restatement, as determined by the Compensation Committee, will forfeit the right to receive future payments of the severance benefits and will be required to repay prior payments in excess of the amounts that would have been paid based on the restated financial results.
James P. Hackett, the Company’s President and Chief Executive Officer, will participate in the Severance Plan as a Level 1 employee. The Company’s Chief Financial Officer and the other named executive officers listed in the summary compensation table in the Company’s 2006 Proxy Statement will participate in the Severance Plan as Level 2 employees.

Amended Plans
Also on February 8, 2007, the Compensation Committee approved the (i) 2007-2 Amendment (the “Restoration Retirement Plan Amendment”) to the Steelcase Inc. Restoration Retirement Plan (the “Restoration Retirement Plan”), (ii) 2007-2 Amendment (the “Deferred Compensation Plan Amendment”) to the Steelcase Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”), (iii) 2007-1 Amendment (the “Management Incentive Plan Amendment”) to the Management Incentive Plan and (iv) 2007-1 Amendment (the “Incentive Compensation Plan Amendment”) to the Steelcase Inc. Incentive Compensation Plan (the “Incentive Compensation Plan”). Each of the amendments will be effective as of March 1, 2007. The Restoration Retirement Plan Amendment, the Deferred Compensation Plan Amendment, the Management Incentive Plan Amendment and the Incentive Compensation Plan Amendment are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated by reference.
The Restoration Retirement Plan Amendment amends the Restoration Retirement Plan to provide for accelerated vesting and the lump-sum payment of all amounts credited to a participant’s account as soon as practicable following the date of a Change in Control (as defined in the Restoration Retirement Plan Amendment). The Restoration Retirement Plan Amendment also amends the vesting schedule to provide for full vesting after five years of service rather than seven years and the vesting service provision under the Restoration Retirement Plan in order to align with provisions in the Steelcase Inc. Retirement Plan.
The Deferred Compensation Plan Amendment amends the Deferred Compensation Plan to provide for the payment of the balance in a participant’s Deferral Account (as defined in the Deferred Compensation Plan) in a single lump-sum as soon as reasonably practicable following the date of a Change in Control (as defined in the Deferred Compensation Plan Amendment).
The Management Incentive Plan Amendment amends the Management Incentive Plan to provide for a prorated lump-sum payout of a participant’s then-current annual and long-term incentive compensation amounts as well as a lump-sum distribution of a participant’s long-term incentive compensation account, in each case, as soon as reasonably practicable following the date of a Change in Control (as defined in the Management Incentive Plan Amendment).
The Incentive Compensation Plan Amendment amends the definition of Change in Control in the Incentive Compensation Plan to mirror the definition of Change in Control used in the Executive Severance Plan, the Restoration Retirement Plan Amendment, the Deferred Compensation Plan Amendment and the Management Incentive Plan Amendment.
In addition, both the Management Incentive Plan Amendment and the Incentive Compensation Plan Amendment provide that, in the event the Company’s financial results are materially restated, participants may be required to forfeit the right to receive future payments of the severance benefits and/or repay any prior payments determined by the Compensation Committee to have been inappropriately received by participants. In the event the Company’s financial results are restated due to fraud, participants who participated in or are responsible for the fraud causing the need for the restatement, as determined by the Compensation Committee, will forfeit the right to receive future payments of the severance benefits and will be required to repay prior payments in excess of the amounts that would have been paid based on the restated financial results. These provisions apply only to those participants who also participate in the Severance Plan.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description

10.1	Steelcase Inc. Executive Severance Plan

10.2	2007-2 Amendment to the Steelcase Inc. Restoration Retirement Plan

10.3	2007-2 Amendment to the Steelcase Inc. Deferred Compensation Plan

10.4	2007-1 Amendment to the Steelcase Inc. Management Incentive Plan

10.5	2007-1 Amendment to the Steelcase Inc. Incentive Compensation Plan
The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.
Date: February 9, 2007
/s/ David C. Sylvester

David C. Sylvester
Chief Financial Officer
(Duly Authorized Officer and
Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Steelcase Inc. Executive Severance Plan

10.2	2007-2 Amendment to the Steelcase Inc. Restoration Retirement Plan

10.3	2007-2 Amendment to the Steelcase Inc. Deferred Compensation Plan

10.4	2007-1 Amendment to the Steelcase Inc. Management Incentive Plan

10.5	2007-1 Amendment to the Steelcase Inc. Incentive Compensation Plan